SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 GAM Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------


(2)     Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
(5)     Total fee paid:

        ------------------------------------------------------------------------

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        ------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
   (3)  Filing Party:

        ------------------------------------------------------------------------
   (4)  Date Filed:

        ------------------------------------------------------------------------

                                 GAM FUNDS, INC.

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF GAM FUNDS, INC.

      A Special Meeting of Shareholders of GAM FUNDS, INC. (the "Company") will be held on April 9, 1998 at 2:00 P.M., at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York, for the following purposes:

          1. To elect directors;

          2. To eliminate the Funds' fundamental investment restrictions with respect to (a) investments in issuers with an operating history of less than three years, (b) investments in issuers in which officers and directors of the Company or its investment adviser own more than certain specified percentages of the securities of such issuer and (c) investments in interests in oil, gas or other mineral exploration or development programs (EACH RESTRICTION WILL BE VOTED ON SEPARATELY);

          3. To change from fundamental to non-fundamental the Funds' investment restrictions with respect to (a) short sales of securities and (b) investments in illiquid securities;

          4. To ratify or reject the selection of Coopers & Lybrand LLP as independent accountants for the Company for its fiscal year ending December 31, 1998; and

          5. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on February 9, 1998 are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares in order that the meeting may be held and a maximum number of shares may be voted, and avoid the added expense of a second mailing to unvoted proxies.

February  28,  1998                                             Gordon E. Swartz



                                                                Secretary

--------------------------------------------------------------------------------

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. IF YOU ARE A SHAREHOLDER OF RECORD, YOU MAY USE THE TOLL-FREE NUMBER ON THE PROXY CARD TO VOTE YOUR SHARES. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED.

                                 GAM FUNDS, INC.

                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT

INTRODUCTION

      This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held on April 9, 1998 at 2:00 P.M. at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about February 28, 1998. The Company currently consists of eight Series, GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Asian Capital Fund, GAM Europe Fund, GAM North America Fund and GAMerica Capital Fund, which are referred to herein both individually and collectively as the "Series".

      Any proxy given pursuant to such solicitation and received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

      In addition to the solicitation of proxies by mail, the Company may utilize the services of its officers, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph and in person. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by the Company.

      On February 9, 1998, the date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof, there were issued and outstanding the following numbers of shares of each of the respective Series of the Company: 65,653,036.472 shares of GAM International Fund, 3,936,047.129 shares of GAM Global Fund, 2,401,381.875 shares of GAM Pacific Basin Fund, 3,919,927.845 shares of GAM Japan Capital Fund, 146,770.724 shares of GAM Asian Capital Fund, 2,992,190.134 shares of GAM Europe Fund, 1,060,528.446 shares of GAM North America Fund and 327,845.264 shares of GAMerica Capital Fund. Each whole share is entitled to one vote and any fractional shares entitled to a fractional vote. Taken together, these shares constituted all of the Company's outstanding securities as of February 9, 1998.

                                  PROPOSAL ONE


ELECTION OF DIRECTORS

      Four directors, constituting the entire Board of Directors, are proposed to be elected at the Special Meeting, to hold office until the next special or annual meeting and until their successors shall have been duly elected and qualified. If authority is granted in the accompanying proxy to vote for the election of directors, it is the intention of the persons named in the accompanying proxy to vote at the Special Meeting for the election of the nominees named on page 3 as the entire Board of Directors. If any of the nominees are unavailable to serve as directors, the persons named in the proxy will vote the proxies for such other persons as they, in their discretion, may choose. The Company presently knows of no reason why any of the nominees listed on the table on page 3 will be unable to serve if elected. Each person listed on the table on page 3 has consented to being named in this Proxy Statement and has indicated a willingness to serve as a director if elected.

      The table on page 3 contains information on the nominees and their beneficial ownership of shares of the Company.

      During the fiscal year ended December 31, 1997, there were four regular meetings of the Board of Directors. Each director attended at least 75% of the Board meetings except for Robert J. McGuire, who was not a director during the fiscal year ended December 31, 1997. There are no audit, nominating or compensation committees of the Board of Directors.

      Each independent director of the Company receives annual compensation from the Company of $5,000 per year plus $500 for each meeting of the Board of Directors attended. Each director is reimbursed by the Company for travel expenses incurred in connection with attendance at Board of Directors meetings. The interested Directors of the Company do not receive any compensation from the Company. Mr. de Botton is a director who is an "interested person". George Landau does not at present receive any other compensation from any affiliate of the Company, including any other fund in the GAM group of funds. Roland Weiser serves as director on another fund in the GAM group of funds for which he is paid $1,000 per year. No other compensation from any other affiliate is received by him.

                               COMPENSATION TABLE

      The following table sets forth the fiscal year ended December 31, 1997, compensation paid by the Fund to the Directors.

                                                                                                (5)
                                                             (3)                               TOTAL
                                                         PENSION OR            (4)         COMPENSATION
                                                         RETIREMENT         ESTIMATED          FROM
                                           (2)            BENEFITS           ANNUAL        FUND AND FUND
                                        AGGREGATE          ACCRUED          BENEFITS          COMPLEX
           (1)                        COMPENSATION       AS PART OF           UPON            PAID TO
NAME OF PERSON, POSITION                FROM FUND       FUND EXPENSES      RETIREMENT       DIRECTORS1
------------------------------        ------------      -------------      ----------      -------------

Gilbert de Botton..............              $0                $0               $0                $0
Director and President

George W. Landau...............          $7,000                $0               $0            $7,000
Director

Roland Weiser..................          $7,000                $0               $0            $8,000
Director2

Robert J. McGuire3 ............              $0                $0               $0                $0
Director



      There have been no purchases or sales of securities of GAM International Management Limited and Fayez Sarofim & Co., which serve as investment advisers to the Company, or the parents or subsidiaries of either, since the beginning of the most recently completed fiscal year by any director or nominee for election as a director of the Company.

      There are no material pending legal proceedings to which any director or nominee for director or affiliated person of such director or nominee is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.








--------------------------------------------------------------------------------
1 Includes all  compensation  from service as director on the board of directors of investment companies in the Fund Complex.
2 Mr. Weiser is a director of one additional investment company in the GAM Fund
  Complex.
3 Mr. McGuire did not serve as a director in the previous year and therefore did not receive compensation from the Fund complex.

                           SHARES OF GAM FUNDS, INC.,
                    BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
                             AS OF DECEMBER 31, 1997


NAME AND                                                      YEAR
POSITION WITH                                                 FIRST                              PACIFIC
THE COMPANY OF                PRINCIPAL OCCUPATIONS          BECAME    INTERNATIONAL GLOBAL       BASIN
EACH NOMINEE                  DURING PAST FIVE YEARS        DIRECTOR       FUND       FUND        FUND
----------------------        -------------------------     --------    ----------   ------      ------

Gilbert de Botton             Chairman, Global Asset          1984     1,162,343     398,448     247,130
Director and President        Management Limited,                           1.85%      11.42%      10.37%
(age 63) (1)(2)               investment adviser, 1983
                              to present;  Chairman, Global
                              Asset Management (U.K.)
                              Limited,  holding company,
                              1983 to present;  Vice
                              Chairman,  Global  Asset
                              Management  (USA)  Inc.,
                              investment adviser, 1989
                              to present.

George W. Landau              President, Americas Society     1994             0           0           0
Director (age 77)             and the Council of the
                              Americas, 1985-1993; Chairman,
                              Latin America Advisory
                              Board of Coca-Cola International,
                              1988 to present.

Roland Weiser                 Chairman, Intervista, business  1988             0       3,191           0
Director                      consulting, 1984 to present.                               .09%
(age 66)(3)

Robert J. McGuire,            Attorney/Consultant, Morvillo,                   0           0           0
Director                      Abramowitz, Grand, Iason &
(age 62)                      Silberberg, P.C., 1998 to present;
                              President/Chief Operating Officer,
                              Kroll Associates 1989-1997.

DIRECTORS AND OFFICERS                                                 1,162,343     401,639     247,130
OF THE COMPANY AS A                                                         1.85%      11.51%      10.37%
GROUP

                                       4

NAME AND
POSITION WITH                                                              NORTH
THE COMPANY OF                PRINCIPAL OCCUPATIONS          EUROPE       AMERICA     JAPAN     GAMERICA
EACH NOMINEE                  DURING PAST FIVE YEARS          FUND         FUND      CAPITAL     CAPITAL
----------------------        -------------------------      ------       -------    ------      -------

Gilbert de Botton             Chairman, Global Asset        1,410,373    234,852     644,395     259,863
Director and President        Management Limited,               45.36%     37.11%      17.56%      95.80%
(age 63) (1)(2)               investment adviser, 1983 to
                              present;  Chairman, Global
                              Asset Management (U.K.)
                              Limited,  holding company,
                              1983 to present;  Vice
                              Chairman,  Global  Asset
                              Management  (USA)  Inc.,
                              investment adviser, 1989 to present.

George W. Landau              President, Americas Society and       0          0           0           0
Director (age 77)             the Council of the Americas,
                              1985-1993; Chairman, Latin America
                              Advisory Board of Coca-Cola
                              International, 1988 to present.

Roland Weiser                 Chairman, Intervista, business    6,546      1,795           0       2,176
Director  (age 66)(3)         consulting, 1984 to present.        .21%       .28%                    .80%

Robert J. McGuire,            Attorney/Consultant, Morvillo,        0          0           0          0
Director                      Abramowitz, Grand, Iason &
(age 62)                      Silberberg, P.C., 1998 to present;
                              President/Chief Operating Officer,
                              Kroll Associates 1989-1997.
DIRECTORS AND OFFICER                                       1,416,919    236,647     644,395     262,039
OF THE COMPANY AS A GROUP                                       45.57%     37.39%      17.56%      96.60%


NOTES TO TABLE
(1) Mr. de Botton is an "interested person" of the Company, as defined in the Investment Company Act of 1940 (the "1940 Act"). Lorelock S.A., which is controlled by a discretionary trust of which Mr. de Botton is a potential beneficiary, owns approximately 70% of the voting securities of Global Asset Management Ltd., which controls GAM International Management Limited (the "Adviser") through its wholly-owned subsidiaries. Mr. de Botton is also a director of other investment funds organized outside the United States in the GAM group of funds.
(2) All shares indicated as owned beneficially by Mr. Gilbert de Botton, President and Director of the Company, are owned of record by clients, or custodians or nominees for clients, of the Adviser and its affiliates. Entities controlled by Global Asset Management Ltd. may be deemed to have investment or voting power over such shares. Mr. de Botton is the Chairman of Global Asset Management Ltd. and may be a beneficiary of a discretionary trust which indirectly owns approximately 70% of the voting securities of Global Asset Management Ltd. As a result, Mr. de Botton may be deemed to have shared voting or investment power over such shares. Mr. de Botton disclaims beneficial ownership of such shares.
(3) Does not include 1,720 shares of GAM International Fund, 2,729 shares of GAM Global Fund, 6,701 shares of GAM Europe Fund, 2,147 shares of GAM North America Fund and 2,953 shares of GAMerica Capital Fund owned by Mr. Weiser's wife, which may be deemed to be beneficially owned by Mr. Weiser. Mr. Weiser disclaims beneficial ownership of such shares.

                                  PROPOSAL TWO


APPROVAL OR DISAPPROVAL OF ELIMINATION OF CERTAIN OF THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Company has adopted fundamental investment restrictions that govern generally the operations of the Funds. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Company. The Company's current investment restrictions are set forth in Appendix A to this Proxy Statement.

      At a meeting held on January 28, 1998, the Board of Directors approved the elimination of certain of the Company's fundamental investment restrictions as described below. The proposed elimination of these investment restrictions is not expected to affect materially the current operations of the Funds.

      A number of the Company's fundamental investment restrictions were adopted by the Company when it commenced operations in order to comply with various state blue sky regulations. One of the provisions of the National Securities Markets Improvements Act, which was enacted in 1996, is the federal preemption of substantive state regulation of securities issued by investment companies registered with the Securities and Exchange Commission ("SEC") under the 1940
Act. As a result of this new law, states may no longer impose their own investment restrictions or require additional disclosure in offering documents as a condition of registration in that state. Management of the Company believes that the existing investment restrictions that are proposed to be eliminated may inhibit effective portfolio management without any concomitant benefit to the Company or its shareholders. Moreover, management believes that the investment restrictions will be modernized by the proposed deletions and will be more consistent with more recently organized mutual funds.

      Approval of the proposed elimination of each of these investment restrictions will require a separate vote of shareholders, and it is therefore possible that elimination of one or more of the investment restrictions will be approved but the elimination of all of them will not be approved. See "Additional Information" for the vote required for approval. The text of each investment restriction that is proposed to be eliminated is set forth below, followed by a brief commentary. The text of all the Company's investment restrictions is set forth in Appendix A to this Proxy Statement.

A.  INVESTMENTS IN "UNSEASONED" ISSUERS

      The Company is proposing the elimination of current fundamental investment restriction 5 in the Company's Statement of Additional Information (see Appendix A to this Proxy Statement) which reads as follows:

      Each Fund may not:
      Invest more than 10% of the value of its total assets in securities of companies which, with their predecessors, have a record of less than three years' continuous operation.

      COMMENTARY: Restriction 5 limits investment in "unseasoned" issuers to 10% of a Fund's total assets. This limitation was required by certain state blue sky statutes at the time of the Company's formation but is no longer required. Since unseasoned issuers do not have as long an operating history as more mature issuers, they may present a greater risk of investment than more mature issuers. While the proposed deletion of this investment restriction eliminates any legal restriction on investing in unseasoned issuers, each Fund's advisor will, of course, consider carefully all investments in recently organized companies.

B. PURCHASE OF SECURITIES OF ISSUERS IN WHICH OFFICERS OR DIRECTORS OF THE COMPANY OR ITS INVESTMENT ADVISER OWN MORE THAN A SPECIFIED PERCENTAGE OF THE SECURITIES OF SUCH ISSUER

      The Company is proposing the elimination of current fundamental investment restriction 6 in the Company's Statement of Additional Information (see Appendix A to this Proxy Statement) which reads as follows:

      Each Fund may not:
      Purchase or retain the securities of any issuer if any of the officers or directors of the Company or its investment adviser owns individually more than 1/2 of 1% of the securities of such issuer and together such officers and directors owning more than 1/2 of 1% own more than 5% of the securities of such issuer.

      COMMENTARY: Restriction 6 limits investments by the Funds in companies in which an officer or director of the Company or one of its investment advisers is also an investor. This limitation was imposed by certain state blue sky statutes at the time of the Company's formation but is no longer required. The restriction was intended to protect against potential conflicts of interest involving officers and directors of the Company and the investment adviser. However, the provisions of the 1940 Act and the rules adopted by the SEC, which impose substantial restrictions on the extent to which the Funds may engage in transactions with entities related to officers or directors of the Company and its investment advisers, are sufficient to protect the interests of shareholders.

C. INVESTMENTS IN INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

      The Company is proposing the elimination of current fundamental investment restriction 12 in the Company's Statement of Additional Information (see Appendix A to this Proxy Statement) which reads as follows:

      Each Fund may not:
      Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
development  programs  (including  leases),   although  it  may  invest  in  the
securities or companies which invest in or sponsor such programs.

      COMMENTARY: The Company's current fundamental investment restriction 12 in the Company's Statement of Additional Information prohibits investments in oil, gas or other mineral exploration or development programs. This prohibition was required by certain state blue sky statutes in effect at the time of the Company's formation but is no longer required to be as broad. None of the Funds has any current intention to invest in interests in oil, gas or other mineral exploration or development programs. Current fundamental investment restriction 16 separately prohibits investments in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                VOTE FOR THE ELIMINATION OF EACH OF THE FOREGOING
                      FUNDAMENTAL INVESTMENT RESTRICTIONS.


                                 PROPOSAL THREE


APPROVAL  OR  DISAPPROVAL  OF   CHANGING   THE   STATUS  OF  CERTAIN  INVESTMENT
RESTRICTIONS  FROM  FUNDAMENTAL  TO NON-FUNDAMENTAL

      As discussed above, a number of the Company's fundamental investment restrictions were adopted by the Company when it was formed in order to comply with various state blue sky regulations. Recent federal legislation has substantially eliminated the states' authority to regulate investment companies and, accordingly, certain investment restrictions are no longer required.

      The investment restrictions listed below are not required to be stated as fundamental investment restrictions. Changing the status of these investment restrictions from fundamental to non-fundamental would provide flexibility in the future if the Board of Directors determine that revisions were appropriate as a result of changes in investment, industry or regulatory conditions since a non-fundamental investment restriction may be revised by the Board of Directors without shareholder approval. Changing the status of the following investment restrictions from fundamental to non-fundamental would enable the Company to avoid the expense of a shareholder solicitation in the event the Board of Directors wanted to revise them.

      The Company is not requesting a separate vote on the change of each investment restriction described below to a non-fundamental investment restriction. If you do not wish to approve the change of either of the two investment restrictions, you should vote "AGAINST" this proposal.

A.  SHORT SALES

      The Company is proposing the deletion of current fundamental investment restriction 3 in the Company's Statement of Additional Information (see Appendix A to this Proxy Statement) and substituting the following non-fundamental investment restriction:

      Each Fund may not:
      Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      COMMENTARY: The Company's current fundamental investment restriction 3 was required by certain state blue sky statutes at the time of the Company's inception but is no longer required. The proposed restriction is non-fundamental. At the present time, the Company uses certain derivative instruments as a substitute for short sales of equity and debt securities. The Board of Directors may in the future decide to change this investment restriction in order to permit the Funds to enter into short sales of equity and debt securities for investment purposes.

      A short sale is a transaction in which the Company sells a security which it does not own at the time of sale in anticipation of a decline in the market value of that security and future repurchase of that security at a lower price. In order to complete such a transaction, the Company must borrow the security in order to make delivery to the buyer. The Company is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Company is required to pay to the lender any dividends or interest which accrue during the period of the loan. The Company may also have to pay a premium in order to borrow securities.

      A short sale will result in a gain if the price of the securities sold short is greater at the time of the short sale than at the time at which securities are repurchased to replace the shares borrowed. A short sale will result in a loss if the price of the security initially sold is less than the price paid to repurchase the security. Any gain is decreased, and any loss is increased, by the amount of any premium, dividend, interest and brokerage commissions which the Company may be required to pay with respect to the borrowed securities.

B.  INVESTMENT IN ILLIQUID SECURITIES

      The Company is proposing the deletion of current fundamental investment restriction 13 in the Company's Statement of Additional Information (see Appendix A to this Proxy Statement) and substituting the following non-fundamental investment restriction:

      Each Fund may not:
      Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

      COMMENTARY: Fundamental investment restriction 13 is required by the SEC under the 1940 Act. The SEC has modified its position restricting investments by mutual funds in illiquid securities in recent years, and has indicated recently that it is continuing to review its restrictions in this area. Accordingly, management of the Company desires to have maximum flexibility to be able to amend its investment restrictions in response to any future changes in SEC rules and policies and market developments.

      An open-end investment company, including each of the Funds, may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the Company would have difficulty liquidating such securities if necessary in order to satisfy in a timely manner requests to redeem shares of the Fund. The securities markets are evolving, however, and new types of instruments have developed that make each Fund's current policies on illiquid investments overly broad and unnecessarily restrictive. In addition, the markets for some types of securities are almost exclusively institutional -- repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. Management believes that the existence of legal or contractual restrictions on resale to the general public does not necessarily determine the liquidity of these investments.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
              VOTE FOR CHANGING THE STATUS OF EACH OF THE FOREGOING
                   INVESTMENT RESTRICTIONS FROM FUNDAMENTAL TO
                                NON-FUNDAMENTAL.

                                  PROPOSAL FOUR

SELECTION OF INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand LLP ("Coopers & Lybrand"), 1301 Avenue of the Americas, New York, New York 10019, independent accountants for the Company since 1996, has examined and reported on the Company's financial statements for the fiscal year ended December 31, 1997. In connection therewith, Coopers & Lybrand has reviewed certain filings of the Company with the SEC and provided consultation on matters related to accounting and financial reporting. Coopers & Lybrand has also provided non-audit services in preparing the Company's federal and state corporate tax returns.

      At a meeting held on January 28, 1998, the Board of Directors, including a majority of the directors who are not interested persons of the Company, selected Coopers & Lybrand to act as independent accountants for the Company for the fiscal year ending December 31, 1998, subject to ratification or rejection of the selection by the shareholders of the Company as required under the 1940 Act. The Company is advised that neither the firm of Coopers & Lybrand nor any of its members has any direct or indirect material financial interest in the Company.

      A representative of Coopers & Lybrand is expected to attend the Special Meeting and will have the opportunity to make a statement if he or she desires and to respond to questions from shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS
                                 FOR THE COMPANY

                            SUPPLEMENTAL INFORMATION

PRINCIPAL HOLDERS OF SECURITIES

      As of December 31, 1997, the following persons may be deemed to own beneficially more than 5% of the outstanding shares of any Fund. Unless otherwise noted all shares are Class A Shares.

                                                    PACIFIC                NORTH      JAPAN    ASIAN   GAMERICA
                            INTERNATIONAL GLOBAL     BASIN     EUROPE     AMERICA    CAPITAL  CAPITAL   CAPITAL
                            ------------  ------    ------     -------   --------    -------  -------  --------

Gilbert de Botton                         398,448   247,130   1,410,373   234,852   644,395            259,863
12 St. James's Place                       11.42%    10.37%      45.36%    37.11%    17.56%             95.80%
London SW1A 1NX
England1


Naidot & Co.                              243,590
c/o Bessemer Trust Co.                      6.98%
100 Woodbridge Center Drive
Woodbridge, NJ 07095

FTC & Co.                                           296,239
Attn: Datalynx                                       12.43%
PO Box 173736
Denver, CO 80217

National City TRSTE                                 249,986     385,933
JDR&P GAM Inv. 2 DEF BEN                             10.49%      12.41%
Attn: Trust Mutual Funds 617444906
PO Box 94777
Cleveland, Ohio

--------
1  See footnote (2) on page 5 above.

                                                    PACIFIC                NORTH      JAPAN    ASIAN   GAMERICA
                            INTERNATIONAL GLOBAL     BASIN     EUROPE     AMERICA    CAPITAL  CAPITAL   CAPITAL
                            ------------  ------    ------     -------   --------    -------  -------  --------

Key Trust Co of OH NA Cust.                        109,136(D)
University Orthopaedic Assoc.                        66.31%
Pension Plan
PO Box 94870
Cleveland, Ohio

Fayez Sarofim & Co.                                                       161,638
PO Box 52830                                                               25.54%
Houston, TX 77052-2830

Resources Trust Company                                         588,918    99,541   607,699
for The Exclusive Benefit                                        18.94%    15.73%    16.56%
Of Various Customers of IMS
PO Box 3865
Englewood, CO 80155-3865

NFSC FEBO X08-088536                                                                260,515
Abdulla Omaran & Latifa Omran                                                         7.10%
NAJD 16 Roedean Way
Brighton, BN 25 RJ England

NFSC FEBO X03-152595                                                                229,253
Ola Omran                                                                             6.25%
NAJD 16 Roedean Way
Brighton, BN 25 RJ England

Merrill Lynch Special          393,918(D) 15,031(D)                                 229,476
Custody a/c for Exclusive        11.26%     7.38%                                     6.25%
Benefit of Cust. of MLPF & S
Attn: GAM Funds Service Team
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Mark E. Gilbert                                                                               17,905
Advantage Account                                                                              8.54%
155 Howe Street
Martinez, CA 94553

Rauscher Pierce Refenes                                                                       72,710
Inc. FBO Anthony J. Hernett                                                                   34.67%
1515 Spring Hill Lane
Villanova, PA 19085




                                                    PACIFIC                NORTH      JAPAN    ASIAN   GAMERICA
                            INTERNATIONAL GLOBAL     BASIN     EUROPE     AMERICA    CAPITAL  CAPITAL   CAPITAL
                            ------------  ------    ------     -------   --------    -------  -------  --------

Sam W. Klein TRSTE                                                                                      19,278
FBO The S. Klein 1973                                                                                    7.11%
Declaration of TRST
U/A Dtd 1973
c/o Rothschilds Bank AG
Zollikerstrasse 181
CH-8034 Zurich, Switzerland
Attn: M. Steiger2

Post & Co. a/c 974792                                                                                   16,043
c/o Bank of NY                                                                                           5.91%
Mutual Fund Reorg Dept.
PO Box 1066
Wall Street Station
New York, NY 102682

Jan I Shrem &                                                                                           31,795
Mitsuko Shrem JT TEN                                                                                    11.72%
c/o Rothschilds Bank AG
Zollickstrasse 181
CH-8034 Zurich, Switzerland
Attn. M. Steiger2

Rothschild Bank                                                                                         15,152
c/o Rothschilds Bank AG                                                                                  5.59%
Zollickstrasse 181
CH-8034 Zurich, Switzerland
Attn. M. Steiger

Bankers Trust Company                                                                                   18,611
FBO 2448842424                                                                                           6.86%
PO Box 9005
Church Street Station
New York, NY 100082

Royal Life Insurance Int'l Ltd.                     15,313(D)
FBO Acct. 6511                                        7.52%
Royal Court, Castletown
Isle of Man, British Isle
IM9 1RA

--------
2 Includes shares which may be deemed to be owned beneficially by Mr. de Botton as described in footnote (2) on page 5 above.

EXECUTIVE OFFICERS OF THE COMPANY

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, and their principal occupations during the past five years are as follows:

      Gilbert de Botton, President and Chairman of the Board (see page 3).

      Kevin J. Blanchfield (age 43), who has served as Vice President of the Company since December 1993, who was elected as Treasurer in 1997 and whose principal occupations during the last five years have been Senior Vice President-Finance and Administration, Lazard Freres & Co., 1991 to 1993.

      Gordon E Swartz (age 50) who has served as Secretary since 1997 and whose principal occupations during the past five years were Attorney/Consultant for Financial Markets International in 1996 and 1997; Vice President and Counsel for Natwest Bancorp from 1994 to 1996 and Senior Associate Counsel and Vice President of The Chase Manhattan Bank NA from 1990 to 1994.

      John L. Hogan (age 30) who was elected Assistant Treasurer in 1996 and whose principal occupations during the past five years have been Assistant Manager, Fund Reporting Manager at Brown Brothers Harriman since 1995 and Mutual Fund Administration Supervisor at New England Funds, L.P. from 1988 to 1995.

      Teresa B. Riggin (age 38) who was elected Assistant Secretary in 1994 and whose principal occupations during the past five years have been Vice President-Administration and Assistant Secretary of Global Asset Management
(USA) Inc., Assistant Secretary of GAM Services Inc. and GAM Investments Inc. since 1994; and Vice President at Lazard Freres & Co. from 1992 to 1994.

      Catherine M. Vacca (age 40) who was elected Assistant Secretary in 1996 and whose principal occupation during the past five years has been Deputy Manager, Fund Administration Manager at Brown Brothers Harriman since 1995; and Vice President and Director of Compliance at the Boston Company from 1988 to 1995.

      Global Asset Management (USA) Inc., GAM Investments Inc., GAM Services Inc., Global Asset Management GAM (Schweiz) AG, Global Asset Management (H.K.) Limited, Global Asset Management (Asia) Limited and Global Asset Management (U.K.) Limited are all controlled by Global Asset Management Ltd., which also controls GAM International Management Ltd.

SHAREHOLDER PROPOSALS

      The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022, and be received at a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

ADDITIONAL INFORMATION

      The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Company is required to constitute a quorum for the Special Meeting. Approval of the election of Directors of the Company (Proposal 1) will require the affirmative vote of a plurality of the votes cast at the Special Meeting. Approval of the proposal to eliminate the Funds' fundamental investment restrictions with respect to (a) investments in issuers with an operating history of less than three years, (b) investments in issuers in which officers and directors of the Company or its investment adviser own more than certain specified percentages of the securities of such issuer and (c) investments in interests in oil, gas or other mineral exploration or development programs (Proposal 2) and the proposal to change from fundamental to non-fundamental the Funds' investment restrictions with respect to (a) short sales of securities and (b) investments in restricted securities (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of the Company. A majority of the outstanding shares of a company is defined under the 1940 Act as the lesser of (a) 67% of the shares of the company present at a meeting if the holders of more than 50% of such company's outstanding shares are present in person or by proxy or (b) more than 50% of the company's outstanding shares. Ratification of the selection of Coopers & Lybrand as independent accountants (Proposal 4) will require the affirmative vote of a majority of the votes cast at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

OTHER MATTERS

      Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

      If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided or use the toll-free telephone number in the proxy card to vote your shares so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated:   February 28, 1998

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   APPENDIX A


FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, each Fund may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United States government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

2.Invest for the purpose of exercising control or management of another company.

3. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

4. Invest in real estate (including real estate limited partnerships), although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

5. Invest more than 10% of the value of its total assets in securities of companies which, with their predecessors, have a record of less than three years' continuous operation.

6. Purchase or retain the securities of any issuer if any of the officers or directors of the Company or its investment adviser owns individually more than 1/2 of 1% of the securities of such issuer and together such officers and directors owning more than 1/2 of 1% own more than 5% of the securities of such issuer.

7. Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments).

8. Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and (3) entering into repurchase agreements.

9. Borrow money, except from banks for temporary emergency purposes and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

10. Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

11. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

12. Invest in interests in oil, gas or other mineral exploration or development programs (including leases), although it may invest in the securities of companies which invest in or sponsor such programs.

13. Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

14. Participate on a joint or a joint and several basis in any trading account in securities.

15. Issue senior securities (as defined in the Act), other than as set forth in paragraph 9 above and except to the extent that foreign currency forward contracts may be deemed to constitute a senior security.

16. Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

      If a percentage restriction (other than the restriction on borrowing in paragraph 9) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

--------------------------------------------------------------------------------
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 A, B, C, 3 AND 4
--------------------------------------------------------------------------------

Please mark         ---------
your votes as           X
indicated in        ---------
this example

--------------------------------------------------------------------------------
TO VOTE FOR ALL ITEMS AS RECOMMENDED BY THE BOARD, MARK THIS BOX / /
PLEASE SIGN, DATE AND RETURN THIS PROXY (NO ADDITIONAL VOTE IS NECESSARY)
--------------------------------------------------------------------------------

1. Election of Directors - NOMINEES                    For   Withhold   For all
                                                                        Except
   01 Gilbert de Botton       02 Roland Weiser
   03 George W. Landau        04 Robert J. McGuire     / /      / /     / /

--------------------------------------------------
Except Nominee(s) written above

2. Proposal to eliminate the Company's fundamental investment restrictions with respect to:

   (a) investments in issuers with an operating
   history of less than three years;                    / /     / /     / /

   (b)investments in issuers in which officers and
   directors of the Company or its investment           / /     / /     / /
   adviser own more than certain specified
   percentages of the securities of such issuer;

   (c) investments in interests in oil, gas or
   other mineral exploration or development             / /     / /     / /
   programs.


3. Proposal to change the status from fundamental
   to non-fundamental of the Company's investment       / /     / /     / /
   restrictions with respect to short sales and investment in illiquid securities

4. Proposal to ratify the selection of Coopers &
   Lybrand LLP as the independent accountants for      / /      / /     / /
   the Company for its fiscal year ending December
   31, 1998.

================================================================================
                  *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE
                        READ THE INSTRUCTIONS BELOW ***
================================================================================

Signature(s) should be exactly as name or names appearing on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


           DATE                           /                      / 1998
           ------------------------------------------------------------


------------------------------------------------
Signature(s)


------------------------------------------------
Signature(s)

PLEASE  SIGN,  DATE AND  RETURN  THE PROXY  CARD  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



--------------------------------------------------------------------------------
                                VOTE BY TELEPHONE
                          QUICK --- EASY --- IMMEDIATE
--------------------------------------------------------------------------------
Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:   CALL TOLL FREE ON A TOUCH-TONE TELEPHONE 1-888-457-2959 ANYTIME
                 THERE IS NO CHARGE FOR THIS CALL.
                 You will be asked to enter a Control Number located in the box in the lower right of this form.

--------------------------------------------------------------------------------
OPTION A:  To vote as the Board of Directors recommends on ALL proposals:
           Press 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTION B:  If you choose to vote on each item separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

                    Item 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9

                    To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

                    Item 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted.

                    When asked, you must confirm your vote by pressing 1.

                IF YOU VOTE BY PHONE - DO NOT MAIL THE PROXY CARD
                              THANK YOU FOR VOTING

                 CALL -- TOLL FREE -- ON A TOUCH TONE TELEPHONE
                            1-888-457-2959 -- ANYTIME

                    There is NO CHARGE to you for this call.


================================================================================





                                 CONTROL NUMBER
================================================================================

                                 GAM FUNDS, INC.

                   PROXY - SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned shareholder of GAM Funds, Inc., a Maryland corporation (the "Company"), hereby appoints Teresa B. Riggin and Kevin J. Blanchfield, and each of them, the true and lawful proxies of the undersigned with full power of substitution, to vote on behalf of the undersigned all shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on April 9, 1998 at 2:00 P.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares, and the undersigned authorizes and instructs said proxies to vote as indicated on the reverse side hereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 THROUGH 4, AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ALL OTHER MATTERS (INCLUDING WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE COMPANY, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. (THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE THE MEETING.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -